MORGAN STANLEY INSURED MUNICIPAL INCOME TRUST
LETTER TO THE SHAREHOLDERS o OCTOBER 31, 2001

DEAR SHAREHOLDER:

During the fiscal year ended October 31, 2001, the U.S. economy slowed and the fixed-income markets rallied. The terrorist attacks on September 11 aggravated the decline in business and consumer activity. Almost immediately after the attacks many companies announced major layoffs. The unemployment rate jumped from 4.9 percent to 5.4 percent and October reported the largest job loss in 20 years.

The Federal Reserve Board responded to the attacks by lowering short-term interest rates by 50 basis points in both September and October. Subsequently, the Fed cut rates another 50 basis points in November. The November action, the tenth in 2001, reduced the federal funds rate to 2.00 percent, the lowest level since 1961. Additionally, both the House and Senate have been formulating plans to stimulate the economy. These monetary and fiscal actions appear to be laying the groundwork for an economic recovery.

Within the fixed-income markets, events of the past fiscal year had the greatest impact on U.S. Treasuries which appreciated throughout the year and rallied further in a flight to quality following September 11. Yields of short maturities declined the most, steepening the yield curve. On October 31, the U.S. Treasury stunned the securities markets by announcing the cessation of the 30-year bond auction.


MUNICIPAL MARKET CONDITIONS

Over the past 12 months, tax-free interest rates have also moved lower. The 30-year insured municipal bond index, which was 5.65 percent last October, declined to 5.04 percent by the end of October 2001.

The ratio of municipal yields as a percentage of U.S. Treasury yields is routinely used as a guide to track the relationship between the two markets. A declining yield ratio indicates stronger relative performance by municipals. The ratio of 30-year insured municipal bond yields to U.S. Treasuries fell from 98 percent last October to 94 percent at the end of August. However, following September 11 and the Treasury's auction announcement, the ratio jumped to 104 percent. Long-term insured municipal yields above Treasuries is an anomaly that has occurred only during periods of significant market uncertainty. In the 10-year maturity range, the ratio also soared, from 83 percent to 95 percent between August and October.

The change in the slope of the yield curve has been a major story in the fixed-income markets this year. Since the Fed started lowering short-term rates aggressively in January, the municipal yield curve between one- and 30-year maturities steepened, from 125 to 300 basis points.

Lower interest rates also led to a rebound in new-issue volume. During the first 10 months of 2001, underwriting surged 36 percent, to $224 billion. Refunding issues, the most interest-rate-sensitive category, represented almost one-quarter of the total. The states with the greatest issuance: California, Florida, New York and Texas represented 35 percent of national volume.

MORGAN STANLEY INSURED MUNICIPAL INCOME TRUST
LETTER TO THE SHAREHOLDERS o OCTOBER 31, 2001 CONTINUED


       Date       AAA Ins         Tsy           % Relationship
     12/31/96      5.60           6.63              84.46%
      1/31/97      5.70           6.79              83.95%
      2/28/97      5.65           6.80              83.09%
      3/31/97      5.90           7.10              83.10%
      4/30/97      5.75           6.94              82.85%
      5/30/97      5.65           6.91              81.77%
      6/30/97      5.60           6.78              82.60%
      7/30/97      5.30           6.30              84.13%
      8/31/97      5.50           6.61              83.21%
      9/30/97      5.40           6.40              84.38%
     10/31/97      5.35           6.15              86.99%
     11/30/97      5.30           6.05              87.60%
     12/31/97      5.15           5.92              86.99%
      1/31/98      5.15           5.80              88.79%
      2/28/98      5.20           5.92              87.84%
      3/31/98      5.25           5.93              88.53%
      4/30/98      5.35           5.95              89.92%
      5/29/98      5.20           5.80              89.66%
      6/30/98      5.20           5.65              92.04%
      7/31/98      5.18           5.71              90.72%
      8/31/98      5.03           5.27              95.45%
      9/30/98      4.95           5.00              99.00%
     10/31/98      5.05           5.16              97.87%
     11/30/98      5.00           5.06              98.81%
     12/31/98      5.05           5.10              99.02%
      1/31/99      5.00           5.09              98.23%
      2/28/99      5.10           5.58              91.40%
      3/31/99      5.15           5.63              91.47%
      4/30/99      5.20           5.66              91.87%
      5/31/99      5.30           5.83              90.91%
      6/30/99      5.47           5.96              91.78%
      7/31/99      5.55           6.10              90.98%
      8/31/99      5.75           6.06              94.88%
      9/30/99      5.85           6.05              96.69%
     10/31/99      6.03           6.16              97.89%
     11/30/99      6.00           6.29              95.39%
     12/31/99      5.97           6.48              92.13%
      1/31/00      6.18           6.49              95.22%
      2/29/00      6.04           6.14              98.37%
      3/31/00      5.82           5.83              99.83%
      4/30/00      5.91           5.96              99.16%
      5/31/00      5.91           6.01              98.34%
      6/30/00      5.84           5.90              98.98%
      7/31/00      5.73           5.78              99.13%
      8/31/00      5.62           5.67              99.12%
      9/30/00      5.74           5.89              97.45%
     10/31/00      5.65           5.79              97.58%
     11/30/00      5.55           5.61              98.93%
     12/31/00      5.27           5.46              96.52%
      1/31/01      5.30           5.50              96.36%
      2/28/01      5.27           5.31              99.25%
      3/31/01      5.26           5.44              96.69%
      4/30/01      5.45           5.79              94.13%
      5/31/01      5.40           5.75              93.91%
      6/30/01      5.35           5.76              92.88%
      7/31/01      5.16           5.52              93.48%
      8/31/01      5.07           5.37              94.41%
      9/30/01      5.20           5.42              95.94%
     10/31/01      5.04           4.87             103.49%
     11/30/01      5.17           5.29              97.73%

Source: Municipal Market Data - A Division of Thomas Financial Municipal Group and Bloomberg L.P.

PERFORMANCE

During the 12-month period ended October 31, 2001, the net asset value (NAV) of Morgan Stanley Insured Municipal Income Trust (IIM) increased from $14.44 to $15.42 per share. Based on this change, plus a reinvestment of tax-free dividends totaling $0.78 per share, the Trust's total NAV return was 13.00 percent. IIM's value on the New York Stock Exchange (NYSE) increased from $12.8125 to $14.13 per share during this period. Based on this change plus reinvestment of tax-free dividends, IIM's total market return was 16.70 percent. As of October 31, 2001, IIM's share price was at a 8.37 percent discount to its NAV.

Monthly dividends for November and December 2001 were declared in October. Beginning with the November payment, the monthly dividend was increased from $0.065 to $0.0675 per share. On October 31, 2001, the Trust's level of undistributed net investment income was $0.086 per share, versus

MORGAN STANLEY INSURED MUNICIPAL INCOME TRUST
LETTER TO THE SHAREHOLDERS o OCTOBER 31, 2001 CONTINUED

$0.043 per share at the beginning of the calendar year. The new dividend level more closely reflects the Trust's current earnings, which have benefited from the lower short-term borrowing costs of Auction Rate Preferred Shares (ARPS).

PORTFOLIO STRUCTURE

The Trust's net assets of $560 million were diversified among 13 long-term sectors and 83 credits. At the end of October, the portfolio's average maturity was 20 years. Average duration, a measure of sensitivity to interest-rate changes, was 4.8 years. The accompanying charts and table provide current information on the portfolio's credit enhancements, maturity distribution and sector concentration. Optional call provisions by year and their respective cost (book) yields are also shown.

THE IMPACT OF LEVERAGING

As discussed in previous shareholder reports, the total income available for distribution to common shareholders includes incremental income provided by the Trust's outstanding Auction Rate Preferred Shares. ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental income to common shareholders depends on two factors. The first factor is the amount of ARPS outstanding, while the second is the spread between the portfolio's cost yield and ARPS expenses (ARPS auction rate and expenses). The greater the spread and amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders. The level of net investment income available for distribution to common shareholders varies with the level of short-term interest rates. ARPS leverage also increases the price volatility of common shares and has the effect of extending portfolio duration.

During the 12-month period, ARPS leverage contributed approximately $0.08 per share to common share earnings. IIM's five ARPS series totaled $155 million and represented 28 percent of net assets. Weekly ARPS rates ranged between 1.70 and
5.05 percent during the fiscal period. In July and September 2001, 12-month auctions were rolled at 2.95 and 2.47 percent, respectively.

LOOKING AHEAD

Economists calculated the negative impact of the September 11 attacks to be a full percentage point of gross domestic product. Consensus estimates for the second half of 2001 have accordingly been revised from modestly positive to negative. A decline in economic output for two successive quarters would meet the customary definition of a recession, which would be the first in a record 10 years. While there is no doubt that the terrorist attacks are having a negative impact on the economy, high-grade fixed-income securities have historically fared well during periods of stress.

The Trust's procedure for reinvesting all dividends and distributions in common shares is through purchases in the open market. This method helps support the market value of the Trust's shares. In

MORGAN STANLEY INSURED MUNICIPAL INCOME TRUST
LETTER TO THE SHAREHOLDERS o OCTOBER 31, 2001 CONTINUED



addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. The Trust may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their purchase in the open market or in privately negotiated transactions. During the 12-month period ended October 31, 2001, the Trust purchased and retired 907,700 shares of common stock at a weighted average market discount of 8.88 percent.

We appreciate your ongoing support of Morgan Stanley Insured Municipal Income Trust and look forward to continuing to serve your investment needs.


Very truly yours,

/s/ Charles A. Fiumefreddo               /s/ Mitchell M. Merin
----------------------------             ------------------------------
Charles A. Fiumefreddo                   Mitchell M. Merin
Chairman of the Board                    President

MORGAN STANLEY INSURED MUNICIPAL INCOME TRUST
LETTER TO THE SHAREHOLDERS o OCTOBER 31, 2001 CONTINUED

LARGEST SECTORS AS OF OCTOBER 31, 2001
(% OF NET ASSETS)

Water & Sewer           16%
Transportation          15%
Electric                13%
General Obligation      11%
Hospital                11%
IDR/PCR*                 8%
Refunded                 7%
Mortgage                 6%


* INDUSTRIAL DEVELOPMENT/POLLUTION CONTROL REVENUE
PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.


CREDIT ENHANCEMENTS AS OF OCTOBER 31, 2001
(% OF TOTAL LONG-TERM PORTFOLIO)

MBIA                37%
FGIC                25%
FSA                 19%
AMBAC               19%


PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.


DISTRIBUTION BY MATURITY
(% OF TOTAL LONG-TERM PORTFOLIO)

1-5 Years             1.5%
5-10 Years            4.7%
10-20 Years          50.4%
20-30 Years          37.2%
30+ Years             6.2%

WEIGHTED AVERAGE MATURITY: 20 YEARS

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

MORGAN STANLEY INSURED MUNICIPAL INCOME TRUST
LETTER TO THE SHAREHOLDERS o OCTOBER 31, 2001 CONTINUED


                      CALL AND COST (BOOK) YIELD STRUCTURE
                         (BASED ON LONG-TERM PORTFOLIO)
                                OCTOBER 31, 2001

                                       WEIGHTED AVERAGE CALL PROTECTION: 5 YEARS

                                 BONDS CALLABLE

  2%     12%    45%    0%     1%     1%     1%     4%     5%     11%    18%
 2001   2002   2003   2004   2005   2006   2007   2008   2009   2010   2011+


                              YEARS BONDS CALLABLE


                                               WEIGHTED AVERAGE BOOK YIELD: 5.7%

                               COST (BOOK) YIELD*


  6.0%   5.9%   5.9%   0.0%   5.9%   5.8%   5.6%   5.3%   5.7%   5.6%   5.3%
  2001   2002   2003   2004   2005   2006   2007   2008   2009   2010   2011+

* COST OR "BOOK" YIELD IS THE ANNUAL INCOME EARNED ON A PORTFOLIO INVESTMENT BASED ON ITS ORIGINAL PURCHASE PRICE BEFORE TRUST OPERATING EXPENSES. FOR EXAMPLE, THE TRUST IS EARNING A BOOK YIELD OF 6.0% ON 2% OF THE LONG-TERM PORTFOLIO THAT IS CALLABLE IN 2001.

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

MORGAN STANLEY INSURED MUNICIPAL INCOME TRUST
RESULTS OF ANNUAL MEETING


On October 23, 2001, an annual meeting of the Trust's shareholders was held for the purpose of voting on two separate matters, the results of which were as follows:

(1)   Election of Trustees by all shareholders:

      Michael Bozic
      For .....................................................   20,041,878
      Withheld ................................................      348,058

      James F. Higgins
      For .....................................................   20,033,388
      Withheld ................................................      356,548

(2)   Election of Trustee by preferred shareholders:
      Charles A. Fiumefreddo

      For .....................................................        2,337
      Against .................................................          182


The following Trustees were not standing for reelection at this meeting: Edwin
J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Michael E. Nugent, Philip J. Purcell and John L. Schroeder.

MORGAN STANLEY INSURED MUNICIPAL INCOME TRUST
PORTFOLIO OF INVESTMENTS o OCTOBER 31, 2001


 PRINCIPAL
 AMOUNT IN                                                                            COUPON        MATURITY
 THOUSANDS                                                                             RATE           DATE          VALUE
-------------------------------------------------------------------------------------------------------------------------------
            TAX-EXEMPT MUNICIPAL BONDS (97.6%)
            GENERAL OBLIGATION (11.1%)
            District of Columbia,
$   5,000     Refg Ser 1993 B (Ambac) ................................................ 5.50 %        06/01/09   $  5,524,100
    6,000     Refg Ser 1993 B (FSA) .................................................. 5.50          06/01/10      6,661,980
   15,000   Chicago, Illinois, Neighborhoods Alive 21 Ser 2001 A (FGIC) .............. 5.50          01/01/36     15,593,100
    7,000   Cook County, Illinois, Ser B (FGIC) ...................................... 5.50          11/15/22      7,119,070
    5,000   River Rouge School District, Michigan, 1993 Bldg & Site Unltd Tax
              (FSA) .................................................................. 5.625         05/01/22      5,125,950
    3,000   Vicksburg Community Schools, Michigan, 1993 Refg (MBIA) .................. 5.625         05/01/20      3,077,310
    6,000   Clark County Sanitation District, Nevada, Refg 1993 (FGIC) ............... 5.70          07/01/12      6,343,260
    8,000   Washoe County, Nevada, Reno - Sparks Convention Ltd Tax
              Ser 1993 A (FGIC) ...................................................... 5.75          07/01/22      8,408,480
    4,000   Houston, Texas, Public Improvement & Refg Ser 2001 B (FSA) (WI) .......... 5.50          03/01/17      4,218,640
---------                                                                                                       ------------
   59,000                                                                                                         62,071,890
---------                                                                                                       ------------
            EDUCATIONAL FACILITIES REVENUE (3.2%)
    4,000   Alabama State University, General Tuition & Fee Ser 1993 (MBIA) .......... 5.70          05/01/15      4,218,560
    3,000   District of Columbia, American Association for the Advancement of
              Science Ser 1997 (Ambac) ............................................... 5.125         01/01/27      2,989,680
    4,000   Illinois Educational Facilities Authority, DePaul University
              Refg Ser 1997 (Ambac) .................................................. 5.50          10/01/19      4,155,760
    4,000   New Hampshire Health & Education Facilities Authority, University of
              New Hampshire Ser 2001 (Ambac) ......................................... 5.125         07/01/33      4,021,280
    2,500   Rhode Island Health & Educational Building Corporation,
              Providence College Ser 1993 (MBIA) ..................................... 5.60          11/01/15      2,652,725
---------                                                                                                       ------------
   17,500                                                                                                         18,038,005
---------                                                                                                       ------------
            ELECTRIC REVENUE (13.4%)
    8,000   Redding, California, Electric Ser 1993 A (FGIC) .......................... 9.056++       06/01/19      8,780,000
    5,000   Massachusetts Municipal Wholesale Electric Company, 1993 Ser A
              (Ambac) ................................................................ 5.00          07/01/10      5,182,250
    3,000   New York State Energy Research & Development Authority,
              Brooklyn Union Gas Co Ser 1991 D (AMT) (MBIA) .......................... 9.009++       07/08/26      3,112,500
   10,000   North Carolina Municipal Power Agency #1, Catawba Ser 1993 A
              (MBIA) ................................................................. 7.92++        01/01/20     10,575,000
    3,000   Piedmont Municipal Power Agency, South Carolina, Refg Ser 1993
              (MBIA) ................................................................. 5.375         01/01/25      3,148,890
   10,000   South Carolina Public Service Authority, 1993 Refg Ser A (MBIA) .......... 5.50          07/01/21     10,170,400

                       See Notes to Financial Statements

MORGAN STANLEY INSURED MUNICIPAL INCOME TRUST
PORTFOLIO OF INVESTMENTS o OCTOBER 31, 2001 CONTINUED

 PRINCIPAL
 AMOUNT IN                                                                               COUPON        MATURITY
 THOUSANDS                                                                                RATE           DATE          VALUE
----------------------------------------------------------------------------------------------------------------------------------
              Lower Colorado River Authority, Texas,
$  10,000       Refg Ser 1999 A (FSA) ................................................... 5.875%        05/15/16   $ 10,982,500
    5,000       Refg Ser 2001 (FSA) ..................................................... 5.00          05/15/26      4,944,150
   10,000     Washington Public Power Supply System, Nuclear Proj #1 Refg
                Ser 1993 A (MBIA) ....................................................... 5.70          07/01/17     10,356,000
    8,000     Wisconsin Public Power, Refg Ser 1993 A (Ambac) ........................... 5.25          07/01/21      8,052,400
---------                                                                                                          ------------
   72,000                                                                                                            75,304,090
---------                                                                                                          ------------
              HOSPITAL REVENUE (10.8%)
    5,000     Mesa Industrial Development Authority, Arizona, Discovery Health
                Ser 1999 A (MBIA) ....................................................... 5.875         01/01/16      5,503,550
    2,100     District of Columbia, Children's Hospital Refg Ser 1992 A (FGIC) .......... 6.25          07/15/10      2,197,356
    5,000     Sarasota County Public Hospital Board, Florida, Sarasota Memorial
                Hospital Refg Ser 1998 B (MBIA) ......................................... 5.25          07/01/24      5,209,600
    3,000     Indiana Health Facilities Financing Authority, Deaconess Hospital Inc
                Refg Ser 1993 (MBIA) .................................................... 5.75          03/01/15      3,101,970
    5,000     Kentucky Economic Development Finance Authority, St Elizabeth
                Medical Center Inc Ser 1993 A (FGIC) .................................... 6.00          12/01/22      5,344,000
    3,935     Maine Health & Higher Educational Facilities Authority, Ser 1993 A
                (FSA) ................................................................... 5.50          07/01/23      3,995,914
    5,500     Massachusetts Health & Educational Facilities Authority,
                Lahey Clinic Medical Center Ser B (MBIA) ................................ 5.625         07/01/15      5,700,035
    4,000     Missouri Health & Educational Facilities Authority, SSM Health Care
                Ser 1998 A (MBIA) ....................................................... 5.00          06/01/22      4,002,600
    4,000     Washington County Hospital Authority, Pennsylvania, Washington
                Hospital Ser 1993 (Ambac) ............................................... 5.625         07/01/23      4,077,160
    4,000     Chattanooga-Hamilton County Hospital Authority, Tennessee,
                Erlanger Medical Center Refg Ser 1993 (FSA) ............................. 5.50          10/01/13      4,157,960
    3,000     Metropolitan Government of Nashville & Davidson County Health
                & Educational Facilities Board, Tennessee, Baptist Hospital
                Ser 1998 A (MBIA) ....................................................... 4.875         11/01/28      2,881,230
              Amarillo Health Facilities Corporation, Texas,
    3,020       Baptist St Anthony's Hospital Ser 1998 (FSA) ............................ 5.50          01/01/16      3,241,728
    5,075       Baptist St Anthony's Hospital Ser 1998 (FSA) ............................ 5.50          01/01/17      5,420,303
    5,500     Wisconsin Health & Educational Facilities Authority, Sisters of the
                Sorrowful Mother Health Care Ser AA (MBIA) .............................. 6.25          06/01/20      5,708,945
---------                                                                                                          ------------
   58,130                                                                                                            60,542,351
---------                                                                                                          ------------

                       See Notes to Financial Statements

MORGAN STANLEY INSURED MUNICIPAL INCOME TRUST
PORTFOLIO OF INVESTMENTS o OCTOBER 31, 2001 CONTINUED


 PRINCIPAL
 AMOUNT IN                                                                          COUPON         MATURITY
 THOUSANDS                                                                           RATE            DATE          VALUE
-----------------------------------------------------------------------------------------------------------------------------
              INDUSTRIAL DEVELOPMENT/POLLUTION CONTROL REVENUE (8.2%)
$   7,500     Adams County, Colorado, Public Service Co of Colorado
                Refg 1993 Ser A (MBIA) ............................................. 5.875%        04/01/14   $  7,869,675
    5,000     Hawaii Department of Budget and Finance, Hawaiian Electric Co
                Ser 1999 C (AMT) (Ambac) ........................................... 6.20          11/01/29      5,465,800
   12,000     Indiana Development Finance Authority, PSI Energy Inc Ser 1993 B
                (AMT) (MBIA) ....................................................... 5.75          02/15/28     12,273,960
    4,900     Monroe County, Michigan, Detroit Edison Co Ser CC (AMT) (MBIA) ....... 6.55          06/01/24      5,238,786
    5,400     Forsyth, Montana, Puget Sound Power & Light Co Ser 1993 (MBIA) ....... 5.875         04/01/20      5,583,060
    5,000     Washoe County, Nevada, Sierra Pacific Power Co Ser 1987 (AMT)
                (MBIA) ............................................................. 6.65          06/01/17      5,298,100
    4,000     Brazos River Authority, Texas, Texas Utilities Electric Co Ser 1993 A
                (AMT) (Ambac) ...................................................... 6.05          04/01/25      4,249,760
---------                                                                                                     ------------
   43,800                                                                                                       45,979,141
---------                                                                                                     ------------
              MORTGAGE REVENUE - MULTI-FAMILY (0.7%)
    4,000     West Virginia Housing Development Fund, Ser A (Ambac) ................ 5.65          11/01/21      4,051,040
---------                                                                                                     ------------
              MORTGAGE REVENUE - SINGLE FAMILY (5.6%)
   13,755     Connecticut Housing Finance Authority, 1992 Ser A-2 (AMT)
                (Secondary FSA) .................................................... 6.05          11/15/25     14,046,881
    1,195     Maine Housing Authority, Mortgage Purchase 1990 Ser A-6 (AMT)
                (Secondary MBIA) ................................................... 6.35          11/15/22      1,234,268
   12,500     New Jersey Housing & Mortgage Finance Agency, Home Buyer
                1990 Ser F-3 (AMT) (MBIA) .......................................... 5.95          04/01/25     12,601,625
    3,600     Virginia Housing Development Authority, 1992 Ser B (AMT)
                (Secondary FSA) .................................................... 6.30          01/01/27      3,677,184
---------                                                                                                     ------------
   31,050                                                                                                       31,559,958
---------                                                                                                     ------------
              PUBLIC FACILITIES REVENUE (3.2%)
    3,000     Broward County School Board, Florida, Ser 2001 A COPs (FSA) .......... 5.00          07/01/26      2,999,790
    5,000     Miami Dade County School Board, Florida, Ser 2001 A COPs (MBIA)....... 5.00          05/01/31      5,000,000
   10,000     Marion County Convention & Recreational Facilities Authority, Indiana,
                Excise Tax Refg Ser 1993 A (Ambac) ................................. 5.50          06/01/21     10,079,300
---------                                                                                                     ------------
   18,000                                                                                                       18,079,090
---------                                                                                                     ------------
              STUDENT LOAN REVENUE (3.3%)
   18,000     Pennsylvania Higher Education Assistance Agency, 1988 Ser D
                (AMT) (Ambac) ...................................................... 6.05          01/01/19     18,533,520
=========                                                                                                     ------------

                       See Notes to Financial Statements

MORGAN STANLEY INSURED MUNICIPAL INCOME TRUST
PORTFOLIO OF INVESTMENTS o OCTOBER 31, 2001 CONTINUED


 PRINCIPAL
 AMOUNT IN                                                                           COUPON          MATURITY
 THOUSANDS                                                                            RATE             DATE         VALUE
-----------------------------------------------------------------------------------------------------------------------------
              TRANSPORTATION FACILITIES REVENUE (14.5%)
$   5,000     Tucson, Arizona, Street & Highway Jr Lien Refg Ser 1993 (MBIA) ....... 5.50 %          07/01/12   $  5,228,000
    9,000     Long Beach California, Harbor Refg Ser 1998 A (AMT) (FGIC) ........... 6.00            05/15/18     10,352,610
    5,000     Chicago, Illinois, Chicago-O'Hare Int'l Airport Second Lien
                Refg 1993 Ser A (AMT) (MBIA) ....................................... 5.60            01/01/18      5,077,000
    4,000     Illinois Toll Highway Authority, Priority Refg 1998 Ser A (FSA) ...... 5.50            01/01/15      4,414,840
    5,000     Minneapolis-St Paul Metropolitan Airports Commission, Minnesota,
                Ser 2001 C (FGIC) .................................................. 5.25            01/01/32      5,061,300
    3,250     St Louis, Missouri, Lambert Int'l Airport Ser 2001 A (MBIA) .......... 5.00            07/01/20      3,245,873
    9,000     Nevada Department of Business & Industry, Las Vegas Monorail,
                1st Tier Ser 2000 (Ambac) .......................................... 5.375           01/01/40      9,174,960
    5,000     Cleveland, Ohio, Airport Ser 2000 A (FSA) ............................ 5.00            01/01/31      4,931,650
    9,000     Pennsylvania Turnpike Commission, Refg Ser O 1992 (FGIC) ............. 5.50            12/01/17      9,222,210
    5,000     South Carolina Transportation Infrastructure Bank, Ser 1999 A
                (Ambac) ............................................................ 5.50            10/01/16      5,352,350
    4,000     Salt Lake City, Utah, Airport Refg Ser 1993 B (FGIC) ................. 5.875           12/01/18      4,166,320
    1,665     Richmond Metropolitan Authority, Virginia, Expressway
                1992 Ser B (FGIC) .................................................. 6.25            07/15/22      1,736,295
              Port of Seattle, Washington,
    5,000       Ser 2001 B (AMT) (MBIA) ............................................ 5.625           02/01/24      5,218,150
    8,000       Ser 2001 A (FGIC) .................................................. 5.00            04/01/31      7,854,560
---------                                                                                                       ------------
   77,915                                                                                                         81,036,118
---------                                                                                                       ------------
              WATER & SEWER REVENUE (15.6%)
    1,750     Colorado Water Resources & Power Development Authority,
                Water Resources 2001 Ser A (FGIC) .................................. 4.875           11/01/23      1,721,475
    5,000     Tampa Bay Water Authority, Florida, Ser 2001 A (FGIC) ................ 5.00            10/01/28      5,004,050
    2,000     Honolulu City and County, Hawaii, Wastewater Sr Ser 1998 (FGIC) ...... 4.75            07/01/28      1,896,500
   10,000     Louisville & Jefferson County Metropolitan Sewer District, Kentucky,
                Ser 1993 (MBIA) .................................................... 5.30            05/15/19     10,124,400
    2,470     Detroit, Michigan, Sewage Refg Ser 1993 A (FGIC) ..................... 5.70            07/01/13      2,618,249
    5,000     Grand Rapids, Michigan, Sewer Impr & Refg Ser 1998 A (FGIC) .......... 4.75            01/01/28      4,758,800
    5,000     Cleveland, Ohio, Waterworks Impr & Refg 1998 Ser I (FSA) ............. 5.00            01/01/23      5,003,000
    4,000     Allegheny County Sanitary Authority, Pennsylvania, Sewer Ser 2000
                (MBIA) ............................................................. 5.50            12/01/24      4,205,840
    5,000     Philadelphia, Pennsylvania, Water & Wastewater Ser 1998 (Ambac) ...... 5.25            12/15/14      5,477,600

                       See Notes to Financial Statements

MORGAN STANLEY INSURED MUNICIPAL INCOME TRUST
PORTFOLIO OF INVESTMENTS o OCTOBER 31, 2001 CONTINUED


 PRINCIPAL
 AMOUNT IN                                                                               COUPON        MATURITY
 THOUSANDS                                                                                RATE           DATE            VALUE
----------------------------------------------------------------------------------------------------------------------------------
            Houston, Texas,
$ 15,000      Water & Sewer 1992 Ser C (MBIA) .......................................  5.75 %            12/01/15   $ 15,728,850
  10,000      Water & Sewer Jr Lien Refg Ser 2000 B (FGIC) ..........................  5.25              12/01/30     10,129,300
            Seattle, Washington,
  10,000      Sewer Refg Ser Y (FGIC) ...............................................  5.70              01/01/15     10,321,500
   5,000      Sewer Refg Ser X (FGIC) ...............................................  5.50              01/01/16      5,213,250
   5,000    West Virginia Water Development Authority, Loan Program II Refg
              Ser A-11 (FSA) ........................................................  5.50              11/01/23      5,102,350
--------                                                                                                            ------------
  85,220                                                                                                              87,305,164
--------                                                                                                            ------------
            OTHER REVENUE (0.6%)
   3,000    Alexandria Industrial Development Authority, Virginia, Institute for
--------      Defense Analysis Ser 2000 A (Ambac) ...................................  5.90              10/01/30      3,282,210
                                                                                                                    ------------
            REFUNDED (7.4%)
   6,850    Louisiana Public Facilities Authority, Our Lady of the Lake Regional
              Medical Center Ser 1993 D & E (FSA) ...................................  7.70++            05/28/04+     8,194,313
   6,065    Maine Health & Higher Educational Facilities Authority, Ser 1993 A
              (FSA) (ETM) ...........................................................  5.50              07/01/23      6,479,664
   4,000    Detroit, Michigan, Water Supply Ser 1999 A (FGIC) .......................  5.75              01/01/10+     4,572,440
   1,250    Clark County, Nevada, Las Vegas-McCarran Int'l Airport Sub Lien
              Ser 1999 A (MBIA) .....................................................  6.00              07/01/10+     1,460,400
   5,000    Allegheny County Hospital Development Authority, Pennsylvania,
              Pittsburgh Mercy Health Ser 1996 (Ambac) (ETM) ........................  5.625             08/15/18      5,274,700
  10,000    Rhode Island Depositors Economic Protection Corporation,
              Refg 1992 Ser B (MBIA) (ETM) ..........................................  6.00              08/01/17     10,707,300
   4,360    Piedmont Municipal Power Agency, South Carolina, Refg Ser 1993
--------      (MBIA) (ETM)** ........................................................  5.375             01/01/25      4,688,831
                                                                                                                    ------------
  37,525                                                                                                              41,377,648
--------                                                                                                            ------------
 525,140    TOTAL TAX-EXEMPT MUNICIPAL BONDS (COST $517,760,452) ..................................................  547,160,225
--------                                                                                                            ------------
            SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATION (1.4%)
   7,700    Harris County Health Facilities Development Corporation, Texas, St Luke's
              Episcopal Hospital Ser 1997 A (Demand 11/01/01) (Cost $7,700,000)......  1.95*             02/15/31      7,700,000
--------                                                                                                            ------------
$532,840    TOTAL INVESTMENTS (Cost $525,460,452) (a) ..............................................         99.0%   554,860,225
========
            OTHER ASSETS IN EXCESS OF LIABILITIES ..................................................          1.0      5,366,103

            NET ASSETS .............................................................................        -----   ------------
                                                                                                            100.0%  $560,226,328
                                                                                                            =====   ============

                       See Notes to Financial Statements

MORGAN STANLEY INSURED MUNICIPAL INCOME TRUST
PORTFOLIO OF INVESTMENTS o OCTOBER 31, 2001 CONTINUED



------------
AMT      Alternative Minimum Tax.
COPs     Certificates of Participation.
ETM      Escrowed to maturity.
 WI      Security purchased on a "when-issued" basis.
 +       Prerefunded to call date shown.
 ++ Current coupon rate for residual interest bond. This rate resets periodically as the auction rate on the related short-term security changes.
 *       Current coupon of variable rate demand obligation.
** This security is segregated in connection with the purchase of a "when-issued" security.
(a) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $29,424,379 and the aggregate gross unrealized depreciation is $24,606, resulting in net unrealized appreciation of $29,399,773.


Bond Insurance:
---------------
Ambac    Ambac Assurance Corporation.
FGIC     Financial Guaranty Insurance Company.
 FSA     Financial Security Assurance Inc.
MBIA     Municipal Bond Investors Assurance Corporation.


                       Geographic Summary of Investments

               Based on Market Value as a Percent of Net Assets



Alabama ................     0.7%  Indiana ............     4.5%   Nevada ...............     5.5%  Tennessee ..........     1.3%
Arizona ................     1.9   Kentucky ...........     2.8    New Hampshire ........     0.7   Texas ..............    11.9
California .............     3.4   Louisiana ..........     1.5    New Jersey ...........     2.2   Utah ...............     0.7
Colorado ...............     1.7   Maine ..............     2.1    New York .............     0.6   Virginia ...........     1.6
Connecticut ............     2.5   Massachusetts ......     1.9    North Carolina .......     1.9   Washington .........     7.0
District of Columbia....     3.1   Michigan ...........     4.5    Ohio .................     1.8   West Virginia ......     1.6
Florida ................     3.2   Minnesota ..........     0.9    Pennsylvania .........     8.3   Wisconsin ..........     2.5
Hawaii .................     1.3   Missouri ...........     1.3    Rhode Island .........     2.4                           ----
Illinois ...............     6.5   Montana ............     1.0    South Carolina .......     4.2   Total ..............    99.0%
                                                                                                                            ====



                       See Notes to Financial Statements

MORGAN STANLEY INSURED MUNICIPAL INCOME TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2001


ASSETS:
Investments in securities, at value
 (cost $525,460,452)....................................................    $554,860,225
Cash ...................................................................          71,015
Interest receivable ....................................................       9,865,965
Prepaid expenses .......................................................         303,847
                                                                            ------------
  TOTAL ASSETS .........................................................     565,101,052
                                                                            ------------
LIABILITIES:
Payable for:
  Investments purchased ................................................       4,172,920
  Dividends to preferred shareholders ..................................         266,943
  Investment management fee ............................................         177,205
  Common shares of beneficial interest repurchased .....................         147,442
Accrued expenses .......................................................         110,214
                                                                            ------------
  TOTAL LIABILITIES ....................................................       4,874,724
                                                                            ------------
  NET ASSETS ...........................................................    $560,226,328
                                                                            ============
COMPOSITION OF NET ASSETS:
Preferred shares of beneficial interest (1,000,000 shares authorized of
 non-participating $.01 par value, 3,100 shares outstanding)............    $155,000,000
                                                                            ------------
Common shares of beneficial interest (unlimited shares authorized of
 $.01 par value, 26,284,013 shares outstanding).........................     379,648,456
Net unrealized appreciation ............................................      29,399,773
Accumulated undistributed net investment income ........................       2,258,468
Accumulated net realized loss ..........................................      (6,080,369)
                                                                            ------------
  NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS .........................     405,226,328
                                                                            ------------
  TOTAL NET ASSETS .....................................................    $560,226,328
                                                                            ============
NET ASSET VALUE PER COMMON SHARE
($405,226,328 divided by 26,284,013 common shares outstanding)..........          $15.42
                                                                                  ======


                       See Notes to Financial Statements

MORGAN STANLEY INSURED MUNICIPAL INCOME TRUST
FINANCIAL STATEMENTS CONTINUED

STATEMENT OF OPERATIONS
For the year ended October 31, 2001

NET INVESTMENT INCOME:
INTEREST INCOME ...............................    $30,314,082
                                                   -----------
EXPENSES
Investment management fee .....................      1,950,147
Auction commission fees .......................        504,692
Transfer agent fees and expenses ..............        139,818
Professional fees .............................         69,499
Auction agent fees ............................         40,330
Registration fees .............................         31,694
Shareholder reports and notices ...............         30,753
Trustees' fees and expenses ...................         19,657
Custodian fees ................................          9,979
Other .........................................         45,694
                                                   -----------
  TOTAL EXPENSES ..............................      2,842,263
Less: expense offset                                    (9,979)
                                                   -----------
  NET EXPENSES ................................      2,832,284
                                                   -----------
  NET INVESTMENT INCOME .......................     27,481,798
                                                   -----------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain .............................      2,882,363
Net change in unrealized appreciation .........     21,371,132
                                                   -----------
  NET GAIN ....................................     24,253,495
                                                   -----------
NET INCREASE ..................................    $51,735,293
                                                   ===========




                       See Notes to Financial Statements

MORGAN STANLEY INSURED MUNICIPAL INCOME TRUST
FINANCIAL STATEMENTS CONTINUED

STATEMENT OF CHANGES IN NET ASSETS


                                                                                    FOR THE YEAR       FOR THE YEAR
                                                                                        ENDED             ENDED
                                                                                  OCTOBER 31, 2001   OCTOBER 31, 2000
                                                                                 ------------------ -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income ..........................................................    $ 27,481,798       $ 28,019,164
Net realized gain ..............................................................       2,882,363            954,002
Net change in unrealized appreciation/depreciation .............................      21,371,132         20,377,877
                                                                                    ------------       ------------
  NET INCREASE .................................................................      51,735,293         49,351,043
                                                                                    ------------       ------------
DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
Preferred ......................................................................      (5,748,045)        (6,116,742)
Common .........................................................................     (20,862,320)       (23,811,275)
                                                                                    ------------       ------------
  TOTAL DIVIDENDS ..............................................................     (26,610,365)       (29,928,017)
                                                                                    ------------       ------------
Decrease from transactions in common shares of beneficial interest .............     (12,411,356)       (11,187,324)
                                                                                    ------------       ------------
  NET INCREASE .................................................................      12,713,572          8,235,702
NET ASSETS:
Beginning of period ............................................................     547,512,756        539,277,054
                                                                                    ------------       ------------
END OF PERIOD
(Including accumulated undistributed net investment income of $2,258,468 and
$1,387,035, respectively) ......................................................    $560,226,328       $547,512,756
                                                                                    ============       ============



                       See Notes to Financial Statements

MORGAN STANLEY INSURED MUNICIPAL INCOME TRUST
NOTES TO FINANCIAL STATEMENTS o OCTOBER 31, 2001


1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Insured Municipal Income Trust (the "Trust"), formerly Morgan Stanley Dean Witter Insured Municipal Income Trust (the Trust's name changed effective December 20, 2001), is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from federal income tax. The Trust was organized as a Massachusetts business trust on March 12, 1992 and commenced operations on February 26, 1993.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS - Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS - It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment

MORGAN STANLEY INSURED MUNICIPAL INCOME TRUST
NOTES TO FINANCIAL STATEMENTS o OCTOBER 31, 2001 CONTINUED

income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), formerly Morgan Stanley Dean Witter Advisors Inc., the Trust pays the Investment Manager a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly net assets.


3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 2001 aggregated $74,193,962 and $69,750,860, respectively.

Morgan Stanley Trust, an affiliate of the Investment Manager, is the Trust's transfer agent. At October 31, 2001, the Trust had transfer agent fees and expenses payable of approximately $3,100.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended October 31, 2001 included in Trustees' fees and expenses in the Statement of Operations amounted to $7,658. At October 31, 2001, the Trust had an accrued pension liability of $44,300 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. PREFERRED SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Series 1 through 5 Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

MORGAN STANLEY INSURED MUNICIPAL INCOME TRUST
NOTES TO FINANCIAL STATEMENTS o OCTOBER 31, 2001 CONTINUED


Dividends, which are cumulative, are reset through auction procedures.

                          AMOUNT IN                 RESET           RANGE OF
SERIES      SHARES*      THOUSANDS*       RATE*     DATE        DIVIDEND RATES**
------      -------      ----------       -----   ---------    -----------------
   1          400         $20,000         1.83%    11/05/01       1.83% - 5.05%
   2          900          45,000         2.47     09/09/02       2.47  - 4.32
   3        1,000          50,000         2.95     07/08/02       2.95  - 4.45
   4          400          20,000         2.79     01/07/02       2.45  - 5.05
   5          400          20,000         1.83     11/05/01       1.70  - 4.70

------------
*     As of October 31, 2001.
**    For the year ended October 31, 2001.


Subsequent to October 31, 2001 and up through December 5, 2001, the Trust paid dividends to each of the Series 1 through 5 at rates ranging from 1.44% to 2.95% in the aggregate amount of $612,158.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:

                                                                                                                 CAPITAL
                                                                                                                 PAID IN
                                                                                                                EXCESS OF
                                                                                SHARES         PAR VALUE        PAR VALUE
                                                                            --------------   -------------   ---------------
Balance, October 31, 1999 ...............................................     28,064,113       $280,641       $ 402,966,495
Treasury shares purchased and retired (weighted average discount 7.07%)*        (872,400)        (8,724)        (11,178,600)
                                                                              ----------       --------       -------------
Balance, October 31, 2000 ...............................................     27,191,713        271,917         391,787,895
Treasury shares purchased and retired (weighted average discount 8.88%)*        (907,700)        (9,077)        (12,402,279)
                                                                              ----------       --------       -------------
Balance, October 31, 2001 ...............................................     26,284,013       $262,840       $ 379,385,616
                                                                              ==========       ========       =============

------------
*     The Trustees have voted to retire the shares purchased.

MORGAN STANLEY INSURED MUNICIPAL INCOME TRUST
NOTES TO FINANCIAL STATEMENTS o OCTOBER 31, 2001 CONTINUED


6. FEDERAL INCOME TAX STATUS

During the year ended October 31, 2001, the Trust utilized approximately $2,883,000 of its net capital loss carryover. At October 31, 2001, the Trust had a net capital loss carryover of approximately $6,080,000 to offset future capital gains to the extent provided by regulations, available through October 31 of the following years:

        AMOUNT IN THOUSANDS
    --------------------------
     2002      2003      2004
    ------    ------    ------
    $1,047    $4,412     $621
    ======    ======     ====

7. DIVIDENDS TO COMMON SHAREHOLDERS

On October 30, 2001, the Trust declared the following dividends from net investment income:


         AMOUNT                RECORD                  PAYABLE
        PER SHARE               DATE                    DATE
        ---------        ------------------       -----------------
         $0.0675         November 9, 2001         November 23, 2001
         $0.0675         December 7, 2001         December 21, 2001

8. EXPENSE OFFSET

The expense offset represents a reduction of custodian fees for earnings on cash balances maintained by the Trust.

9. RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Trust may invest a portion of its assets in residual interest bonds, which are inverse floating rate municipal obligations. The prices of these securities are subject to greater market fluctuations during periods of changing prevailing interest rates than are comparable fixed rate obligations.

At October 31, 2001, the Trust held positions in residual interest bonds having a total value of $30,661,813, which represents 5.5% of the Trust's net assets.

10. CHANGE IN ACCOUNTING POLICY

Effective November 1, 2001, the Trust will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The cumulative effect of this accounting change will have no impact on the net assets of the Trust, but will result in an adjustment to the cost of securities and a corresponding adjustment to undistributed net investment income based on securities held as of October 31, 2001.

MORGAN STANLEY INSURED MUNICIPAL INCOME TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                                             FOR THE YEAR ENDED OCTOBER 31*
                                                           --------------------------------------------------------------------
                                                              2001          2000          1999           1998           1997
                                                           ----------    ----------   -----------     ----------     ----------
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...................     $14.44       $ 13.69        $15.47        $ 14.69         $13.86
                                                             ------       -------        ------        -------         ------
Income (loss) from investment operations:
 Net investment income .................................       1.03          1.01          1.01           1.00           1.00
 Net realized and unrealized gain (loss) ...............       0.90          0.79         (1.77)          0.71           0.70
                                                             ------       -------        ------        -------         ------
Total income (loss) from investment operations .........       1.93          1.80         (0.76)          1.71           1.70
                                                             ------       -------        ------        -------         ------
Less dividends from:
 Net investment income .................................      (0.78)        (0.86)        (0.84)         (0.78)         (0.78)
 Common share equivalent of dividends paid to
  preferred shareholders ...............................      (0.22)        (0.22)        (0.19)         (0.20)         (0.19)
                                                             ------       -------        ------        -------         ------
Total dividends ........................................      (1.00)        (1.08)        (1.03)         (0.98)         (0.97)
                                                             ------       -------        ------        -------         ------
Anti-dilutive effect of acquiring treasury shares ......       0.05          0.03          0.01           0.05           0.10
                                                             ------       -------        ------        -------         ------
Net asset value, end of period .........................     $15.42       $ 14.44        $13.69        $ 15.47         $14.69
                                                             ======       =======        ======        =======         ======
Market value, end of period ............................     $14.13       $12.813        $13.25        $14.813         $13.25
                                                             ======       =======        ======        =======         ======
TOTAL RETURN+ ..........................................      16.70%         3.29%        (5.17)%        18.27%         21.21%
RATIOS TO AVERAGE NET ASSETS OF COMMON
SHAREHOLDERS:
Expenses (before expense offset) .......................       0.71%         0.73%         0.70 %         0.69%          0.68%(1)
Net investment income before preferred
 stock dividends .......................................       6.84%         7.27%         6.71 %         6.60%          7.04%
Preferred stock dividends ..............................       1.43%         1.59%         1.26 %         1.30%          1.31%
Net investment income available to common
 shareholders ..........................................       5.41%         5.68%         5.45 %         5.30%          5.73%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ................   $560,226      $547,513      $539,277       $594,807       $589,728
Asset coverage on preferred shares at
 end of period .........................................        361%          352%          347 %          383%           380%
Portfolio turnover rate ................................         13%           11%            5 %            7%             2%

------------
* The per share amounts were computed using an average number of shares outstanding during the period.
+ Total return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total return does not reflect brokerage commissions.
(1)  Does not reflect the effect of expense offset of 0.01%.


                       See Notes to Financial Statements

MORGAN STANLEY INSURED MUNICIPAL INCOME TRUST
INDEPENDENT AUDITORS' REPORT


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
MORGAN STANLEY INSURED MUNICIPAL INCOME TRUST:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Insured Municipal Income Trust (the "Trust"), formerly Morgan Stanley Dean Witter Insured Municipal Income Trust, including the portfolio of investments, as of October 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Insured Municipal Income Trust as of October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
December 20, 2001

--------------------------------------------------------------------------------
                      2001 Federal Tax Notice (unaudited)
  For the year ended October 31, 2001, all of the Trust's dividends from net investment income received by both common and preferred shareholder classes were exempt interest dividends, excludable from gross income for Federal income tax purposes.
--------------------------------------------------------------------------------

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

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer


TRANSFER AGENT

Morgan Stanley Trust
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281


INVESTMENT MANAGER

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020


[MORGAN STANLEY LOGO]


[GRAPHIC OMITTED]



MORGAN STANLEY
INSURED MUNICIPAL
INCOME TRUST



ANNUAL REPORT
October 31, 2001